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                                                                  EXHIBIT 10.2.7
                                                                   -------------

                             SCHEDULE OF AGREEMENTS
                SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
            TO AGREEMENTS FILED AS EXHIBITS 10.2.4, 10.2.5 AND 10.2.6
             PURSUANT TO INSTRUCTION 2 TO ITEM 601 OF REGULATION S-K

     In addition to the agreement filed as Exhibit 10.2.4 to this filing, Ventas Realty, Limited Partnership has executed and delivered an ASSIGNMENT OF LEASES, RENTS, AND CONTRACTS dated as of November 1, 2002 from the Borrowers identified therein to Ventas Realty, Limited Partnership, as Lender, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as
Exhibit 10.2.4 to this filing, except for immaterial differences relating to recording, mortgage and other similar taxes, notary acknowledgements, attestation requirements, corporate seal requirements, and other similar items and relating to site or state-specific legal requirements, remedies and other matters.

FACILITY
  NO.        FACILITY NAME AND ADDRESS
--------     -------------------------------------------------------------------

  2202 Valley View Healthcare Center, 825 June Street, Fremont, Ohio 43420 (Sandusky County)
  2203 Northwestern Care Center, 570 North Rocky River Road, Berea, Ohio 44017 (Cuyahoga County)
  2204 Oak Grove Quality Care Nursing and Rehab Center, 620 East Water Street, Deshler, Ohio 43516 (Henry County)
  2205 Paradise Oaks Quality Care Nursing and Rehab Center, 152 Main Street, Cloverdale, Ohio 45827 (Putnam County)
  2206 Somerset Quality Care, 441 South Columbus Street, Somerset, Ohio 43783 (Perry County)
  2207 Willard Quality Care Center, 725 Wessor Avenue, Willard, Ohio 44890 (Huron County)
  2208 Hillcrest Manor Care Center, 6674 Stafford Road, Washington Court House, Ohio 43160 (Fayette County)
  2209 Maple View Manor, 430 South Maple Street, Bainbridge, Ohio 45612 (Ross County)
  2210 Wintersong Village of Washington Court House, 719 Rawlings Street, Washington Court House, Ohio 43160 (Fayette County)
  2211 Woodland Care Center, 6431 State Route 104, McDermott, Ohio 45652 (Scioto County)
  2212 Heritage House Adult Care Home, 6529 State Route 104, McDermott, Ohio 45652 (Scioto County)
  2213 Greenbriar of Portsmouth, 1242 Crescent Drive, Wheelersburg, OH 45694 (Scioto County)
  2214       Golden Years Healthcare Center, 2125 Royce Street, Portsmouth,
             Ohio 45662 (Scioto County)
  2215 Millennium Health and Rehabilitation of Bel Pre, 2601 Bel Pre Road, Silver Spring, Maryland 20747 (Montgomery County)
  2216 Millennium Health & Rehab at Liberty Heights, 4017 Liberty Heights Avenue, Baltimore, Maryland 21207 (Baltimore County)
  2217 Millennium Health and rehabilitation Center at Marley Neck, 7575 East Howard Road, Glen Burnie, Maryland 21060 (Anne Arundel County)
  2218 Millennium Health and Rehabilitation at Northwest, 4601 Pall Mall Road, Baltimore, Maryland 21215 (Baltimore County)
  2219 Wintersong Adult Care Home, 432 Delaware Street, Washington Court House, Ohio 43160 (Fayette County)
  2220 Rosemont Court, 780 Gregg Street, Washington Court House, Ohio 43160 (Fayette County)

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         In addition to the agreement filed as Exhibit 10.2.5 to this filing,
Ventas Realty, Limited Partnership has executed and delivered an OPEN-END FEE AND LEASEHOLD MORTGAGE AND SECURITY AGREEMENT or similarly titled document dated as of November 1, 2002 by the Borrowers identified therein to Ventas Realty, Limited Partnership, as Lender, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as Exhibit 10.2.5 to this filing.

FACILITY
  NO.        FACILITY NAME AND ADDRESS
--------     -------------------------------------------------------------------
  2202       Valley View Healthcare Center, 825 June Street, Fremont, Ohio 43420
             (Sandusky County)
  2203       Northwestern Care Center, 570 North Rocky River Road, Berea, Ohio
             44017 (Cuyahoga County)
  2204       Oak Grove Quality Care Nursing and Rehab Center, 620 East Water
             Street, Deshler, Ohio 43516 (Henry County)
  2205       Paradise Oaks Quality Care Nursing and Rehab Center, 152 Main
             Street, Cloverdale, Ohio 45827 (Putnam County)
  2206       Somerset Quality Care, 441 South Columbus Street, Somerset, Ohio
             43783 (Perry County)
  2207       Willard Quality Care Center, 725 Wessor Avenue, Willard, Ohio 44890
             (Huron County)
  2208       Hillcrest Manor Care Center, 6674 Stafford Road, Washington Court
             House, Ohio 43160 (Fayette County)
  2209       Maple View Manor, 430 South Maple Street, Bainbridge, Ohio  45612
             (Ross County)
  2210       Wintersong Village of Washington Court House, 719 Rawlings Street,
             Washington Court House, Ohio 43160 (Fayette County)
  2211       Woodland Care Center, 6431 State Route 104, McDermott, Ohio 45652
             (Scioto County)
  2212       Heritage House Adult Care Home, 6529 State Route 104, McDermott,
             Ohio 45652 (Scioto County)
  2213       Greenbriar of Portsmouth, 1242 Crescent Drive, Wheelersburg, OH
             45694 (Scioto County)
  2214       Golden Years Healthcare Center, 2125 Royce Street, Portsmouth, Ohio
             45662 (Scioto County)
  2219       Wintersong Adult Care Home, 432 Delaware Street, Washington Court
             House, Ohio 43160 (Fayette County)
  2220       Rosemont Court, 780 Gregg Street, Washington Court House, Ohio
             43160 (Fayette County)

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     In addition to the agreement filed as Exhibit 10.2.6 to this filing, a DEED
OF TRUST AND SECURITY AGREEMENT dated as of November 1, 2002 by the Borrowers identified therein to Brian Lobuts, an individual, as Trustee, for the benefit of Ventas Realty, Limited Partnership, as Lender, with respect to each of the properties listed in the schedule below. Such agreements are substantially identical in all material respects with the agreement filed as Exhibit 10.2.6 to this filing.

FACILITY
  NO.        FACILITY NAME AND ADDRESS
--------     -------------------------------------------------------------------
  2216       Millennium Health & Rehabilitation at Liberty Heights,  4017
             Liberty Heights Avenue, Baltimore, Maryland 21207 (Baltimore
             County)
  2217       Millennium Health and Rehabilitation Center at Marley Neck, 7575
             East Howard Road, Glen Burnie, Maryland 21060 (Anne Arundel County)
  2218       Millennium Health and Rehabilitation at Northwest, 4601 Pall Mall
             Road, Baltimore, Maryland 21215 (Baltimore County)

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